Exhibit 99.1

                      RYERSON INC. AND SUBSIDIARY COMPANIES
                 Selected Income and Cash Flow Data - Unaudited
                   (Dollars in Millions, except Per Ton Data)

                                                                                                              Fourth
                                                                                    First Quarter            Quarter
                                                                              ---------------------------
                                                                                  2009         2008            2008
                                                                              ------------- ------------- -------------

NET SALES                                                                        $804.7      $1,370.3        $1,072.9

Cost of materials sold                                                            679.2       1,176.4           901.1
                                                                              ------------- ------------- -------------

Gross profit                                                                      125.5         193.9           171.8

Warehousing, delivery, selling, general and administrative                        124.1         151.0           136.7
Gain on the sale of assets                                                         (3.3)            -               -
Other postretirement benefits curtailment gain                                     (1.3)            -               -
                                                                              ------------- ------------- -------------

OPERATING PROFIT                                                                    6.0          42.9            35.1

Other revenue and expense, net                                                      2.7           2.6            16.3
Interest and other expense on debt                                                (18.2)        (31.2)          (27.2)
                                                                              ------------- ------------- -------------

INCOME (LOSS) BEFORE INCOME TAXES                                                  (9.5)         14.3            24.2

Provision (benefit) for income taxes                                               (3.2)          5.1             7.3
                                                                              ------------- ------------- -------------

NET INCOME (LOSS)                                                                  (6.3)          9.2            16.9

Less: Net income (loss) attributable to noncontrolling interest                    (2.0)            -            (1.6)
                                                                              ------------- ------------- -------------

NET INCOME (LOSS) ATTRIBUTABLE TO RYERSON INC.                                   $(4.3)          $9.2           $18.5
                                                                              ============= ============= =============

Supplemental Data :

Tons shipped  (000)                                                                 461           702             506
Shipping days                                                                        62            64              61

Average selling price/ton                                                        $1,745        $1,952          $2,120

Gross profit/ton                                                                   $272          $276            $339
Operating profit/ton                                                                 13            61              69

Depreciation and amortization expense                                              $9.3          $8.3           $10.8

Cash flow from operating activities                                              $194.8         $(9.6)         $285.9
Capital expenditures                                                               (7.4)         (6.0)           (9.8)

EBITDA (See Schedule 1 for reconciliation)                                        $20.0         $53.8           $63.8

                                                                      Schedule 1

                      RYERSON INC. AND SUBSIDIARY COMPANIES
   Reconciliation of Net Income (Loss) Attributable to Ryerson Inc. to EBITDA
                              (Dollars in millions)

                                                                                                              Fourth
                                                                                    First Quarter            Quarter
                                                                              ---------------------------
                                                                                  2009         2008            2008
                                                                              ------------- ------------- -------------

Net income (loss) attributable to Ryerson Inc.                                    $(4.3)         $9.2           $18.5
Interest and other expense on debt                                                 18.2          31.2            27.2
Provision (benefit) for income taxes                                               (3.2)          5.1             7.3
Depreciation and amortization expense                                               9.3           8.3            10.8
                                                                              ------------- ------------- -------------
EBITDA                                                                            $20.0         $53.8           $63.8
                                                                              ============= ============= =============

EBITDA                                                                            $20.0         $53.8           $63.8
LIFO expense (income)                                                            (105.1)         19.1           (84.6)
                                                                              ------------- ------------- -------------
EBITDA, excluding LIFO expense                                                   $(85.1)        $72.9          $(20.8)
                                                                              ============= ============= =============


Note: To supplement its condensed consolidated financial statements presented on a GAAP basis, the company has provided earnings before interest, income taxes, depreciation and amortization (EBITDA) and EBITDA, excluding LIFO expense. EBITDA and EBITDA, excluding LIFO expense are non-GAAP financial measures and are not meant to be considered in isolation or as a substitute for net income attributable to Ryerson Inc. prepared in accordance with GAAP. Management believes that EBITDA and EBITDA, excluding LIFO expense are useful financial performance measures which are widely used by the investment community for evaluation purposes and provides the investors, analysts and other interested parties with additional information in analyzing the Company's operating results.